Empiric Funds, Inc.
Core Equity Fund

Supplement to the Statement of Additional Information dated January 28, 2010

The following replaces in its entirety the section entitled Investment Objectives And Policies - Asset Coverage for Futures Contracts and Options Positions:

Asset Coverage for Futures Contracts and Options Positions.  The Fund may invest in futures contracts and options thereon for any purpose consistent with its investment objective.  The Fund will comply with guidelines established by the SEC with respect to asset coverage for derivative transactions by open-end investment companies and, as required, will set aside or electronically segregate appropriate liquid assets in the amount prescribed.  Segregated securities cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets.  As a result, there is a possibility that segregation of a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet its current obligations (e.g., meeting redemption requests).

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This Supplement supersedes and replaces prior supplements to the Statement of Additional Information dated January 28, 2010.  Shareholders should read this Supplement in conjunction with the Statement of Additional Information, as well as the Fund’s prospectus, each as supplemented from time to time. These documents provide information that you should know before investing, and should be retained for future reference. These documents are available upon request and without charge by calling Shareholder Services at 1-888-839-7424.

Supplement dated September 29, 2010